VICARIOUS SURGICAL

INVESTOR PRESENTATION APRIL 2021


VICARIOUS
SURGICAL

DISCLAIMER

This presentation is being furnished solely for the purpose of considering a potential transaction involving D8 Holdings Corp. ("D8") and Vicarious Surgical ("Vicarious").

ANY SECURITIES OF D8 TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D OR REGULATION S UNDER THE SECURITIES ACT). THIS DOCUMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE TRANSACTION. IN ADDITION, THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OR SALE IN SUCH STATE OR JURISDICTION.

Any investment in or purchase of any securities of D8 is speculative and involves a high degree of risk and uncertainty. Certain statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as "anticipates," "believes," "expects," "intends," "plans," "projects," or other similar expressions may identify such forward-looking statements. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which D8 and Vicarious have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied, or any regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the inability of D8 and Vicarious to enter into a definitive agreement with respect to the proposed business combination or the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive business combination agreement between the parties or the termination of any PIPE investor's subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Vicarious' business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Vicarious' current plans and operations and potential difficulties in Vicarious' employee retention as a result of the proposed business combination; (v) risks related to diverting management's attention from Vicarious' ongoing business operations; (vi) potential litigation that may be instituted against D8 or Vicarious or their respective directors or officers related to the proposed business combination or in relation to Vicarious' business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Vicarious; (ix) risks related to the satisfaction of Vicarious' business objectives and the timing of expected business milestones; (x) the effects of competition on Vicarious' future business; (xi) the amount of redemption requests made by D8's public shareholders in connection with the approval of the proposed business combination; (xii) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xiii) such other factors as are set forth in D8's periodic public filings with the SEC, which are available via the SEC's website at ww.sec.gov. Neither D8 nor Vicarious undertakes any duty to update these forward-looking statements or the other information contained in this presentation.

Neither D8 nor Vicarious makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by D8 or Vicarious. Without limitation of the foregoing, D8 and Vicarious expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. Neither D8 nor Vicarious shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. You will be entitled to rely solely on the representations and warranties made to you by D8 in a definitive written agreement relating to a transaction involving Vicarious, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other representations and warranties will have any legal effect. You agree and acknowledge that this presentation is not intended to form the basis of any voting or investment decision by the recipient and does not constitute investment, tax or legal advice. In addition, you acknowledge and agree that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. D8 and Vicarious disclaim any duty to update the information contained in this presentation.

This document is being distributed solely for the consideration of sophisticated prospective purchasers who are institutional accredited investors with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation in connection with a potential transaction. This document does not purport to summarize all of the conditions, risks and other attributes of an investment in D8 and Vicarious. Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with your investigation of D8 and Vicarious.

D8 intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), that will include a proxy statement, in connection with the business combination and, when available, will mail a definitive proxy statement and other relevant documents to its shareholders. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a meeting of shareholders to be held to approve the business combination and other matters (the "Extraordinary Meeting"). D8's shareholders and other interested persons are advised to read, when available, the Registration Statement, the amendments thereto, and the definitive proxy statement in connection with D8's solicitation of proxies for the Extraordinary Meeting because the proxy statement will contain important information about the business combination. When available, the definitive proxy statement will be mailed to D8 shareholders as of a record date to be established for voting on the business combination and the other matters to be voted upon at the Extraordinary Meeting. D8's shareholders will also be able to obtain copies of the proxy statement, without charge once available, at the SEC's website at www.sec.gov or by directing a request to D8 Acquisition Corp., Unit 1008, 10/F, Champion Tower, 3 Garden Road, Central, Hong Kong.

Vicarious, D8, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of D8 common stock in respect of the proposed business combination described herein. Information about D8's directors and executive officers and their ownership of D8's ordinary shares is set forth in D8's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 ("10-K"), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

TODAY'S PRESENTERS

D8



CO-FOUNDER AND PRESIDENT

DONALD TANG

CELADON PARTNERS

CITADEL DE Shaw & Co

VICARIOUS SURGICAL



CO-FOUNDER AND CEO

ADAM SACHS

MIT

VICARIOUS SURGICAL



EXECUTIVE CHAIRMAN

DAVID STYKA

AURIS revance

VICARIOUS SURGICAL



CHIEF FINANCIAL OFFICER

BILL KELLY

REPLIGEN

exosomedx Deloitte.

HAEMONETICS EY

TRANSACTION SUMMARY

Vicarious is preparing to go public through a business combination with D8 and is raising $115 million[1] through a PIPE

D8

VICARIOUS SURGICAL

D8 Holdings Corp. ("D8"), a special purpose acquisition corporation ("SPAC"), is seeking a business combination with a company that applies technology and innovation to disrupt large addressable markets

Vicarious Surgical ("Vicarious"), a next-generation robotics technology company, uses proprietary human-like surgical robots and advanced visualization to transport surgeons inside the patient to perform minimally invasive surgery

TRANSACTION STRUCTURE

- Vicarious and D8 announced a definitive business combination agreement on April 15th, 2021
- D8 is raising $115 million[1] through a Private Investment in Public Equity ("PIPE") at $10.00 per share, which will close substantially concurrently with the business combination

VALUATION

- $1.1 billion post-money enterprise value; 3.1x 2025E revenue multiple[2]

CAPITAL STRUCTURE AFTER CLOSING

- More than $425 million cash anticipated on balance sheet[3]; well-capitalized to fund long-term development plans

PRO FORMA OWNERSHIP[4]

- Current shareholders of Vicarious expected to maintain 64.7% pro forma ownership; D8 public shareholders 22.3%, PIPE investors 7.4%, D8 sponsor 5.6%

[1] ORIGINAL PIPE TRANSACTION TARGETED $100 MILLION
[2] BASED ON ESTIMATED $355 MILLION REVENUE IN 2025E
[3] ASSUMES NO REDEMPTIONS BY D8'S PUBLIC SHAREHOLDERS; DOES NOT CONSIDER VICARIOUS' EXISTING CASH BALANCE, IF ANY
[4] ASSUMES NO REDEMPTIONS BY D8'S PUBLIC SHAREHOLDERS

KEY INVESTMENT HIGHLIGHTS



- NEXT GENERATION ROBOTICS TECHNOLOGY
- ABILITY TO ADDRESS MOST ABDOMINAL PROCEDURES
- DESIGNED TO SOLVE MANUAL AND ROBOT-ASSISTED SURGERY SHORTCOMINGS
- DEVELOPED IN STEALTH BY VISIONARY MANAGEMENT TEAM AND INVESTORS
- TAPPING INTO A $136B MARKET; 96.8% UNADDRESSED BY ROBOTICS[1]
- ONLY ROBOT WITH FDA BREAKTHROUGH DESIGNATION[2]

[1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027

[2] AS OF THE DATE OF THIS PRESENTATION, VICARIOUS IS NOT AWARE OF ANY SURGICAL ROBOTICS COMPANY THAT HAS ANNOUNCED RECEIVING BREAKTHROUGH DESIGNATION FOR A FULL ROBOTICS SYSTEM


// CAM

01 OUR TEAM AND INVESTORS

VISIONARY MANAGEMENT TEAM



CO-FOUNDER AND CEO

ADAM SACHS

MIT



CO-FOUNDER AND CTO

SAMMY KHALIFA

MIT



EXECUTIVE CHAIRMAN

DAVID STYKA

AURIS revance



CHIEF FINANCIAL OFFICER

BILL KELLY

REPLIGEN exosomedx EY HAEMONETICS Deloitte.



GENERAL COUNSEL AND CHIEF LEGAL OFFICER

JUNE MORRIS

picis PEGA



CO-FOUNDER, CHIEF MEDICAL OFFICER

BARRY GREENE

U.S. AIR FORCE



VP OF SOFTWARE

NEERAJ MAINKAR

BD smiths medical



VP OF SYSTEMS

DAVE WILKINSON

Barrett MEDICAL



VP OF HARDWARE

ROB WHITE

rethink robotics



VP OF MARKETING

SHWETA GUPTA

OLYMPUS Cambridge Consultants



VP OF PEOPLE & CULTURE

EMMA PLOUFFE

Markforged

EXPERIENCED BOARD AND ADVISORS



EXECUTIVE CHAIRMAN
DAVID STYKA
AURIS
Former Operational Leader at Auris



D8 BOARD DIRECTOR[1]
DAVID HO
HARVARD UNIVERSITY Caltech MIT
Noted HIV/AIDS Researcher; Time "Man of the Year" 1996



BOARD DIRECTOR
PHIL LIANG
E15VC



BOARD DIRECTOR
ADAM SACHS
MIT



BOARD DIRECTOR
RIC FULOP
Desktop Metal



BOARD DIRECTOR
SAMMY KHALIFA
MIT



BOARD DIRECTOR
SAMIR KAUL
khosla ventures



BOARD DIRECTOR
DROR BERMAN
innovation endeavors



TECHNOLOGY ADVISOR
PAUL HERMES
Medtronic
Former Head of Medtronic Robotics Program



IP ADVISOR
DAVE HIGHET
BD
Former General Counsel and Chief IP Counsel at BD

[1] SUBJECT TO BEING FORMALIZED

SEASONED INVESTORS

SELECT EXISTING INVESTORS

khosla ventures
innovation endeavors
AME CLOUD VENTURES
E15VC
Bill Gates

D8 HOLDINGS CORP

D8 HOLDINGS CORP.

- D8 is a special purpose acquisition corporation ("SPAC") seeking a business combination where technology and innovation can be applied to disrupt large addressable markets.
- D8 draws on the deep expertise of its team and advisors in the technology, healthcare, and consumer sectors to identify the most compelling opportunities to generate long term value for shareholders.

D8 IS NOT A CURRENT INVESTOR IN VICARIOUS

02 | THE PROBLEM


// CAM
VICARIOUS

THE STATE OF SURGERY TODAY


TROCAR SIZE
VICARIOUS SURGICAL ROBOTS[4]
1.5CM
2.5CM
EXISTING SINGLE PORT ROBOTS



THE BEGINNING

OPEN SURGERY

Weeks
at home and months of pain

High
cost of care

- ✗ Large incision
- ✗ Injuries
- ✗ Pain
- ✗ Complications

→



ONE STEP FORWARD

MINIMALLY-INVASIVE SURGERY

Manual and Robotic

- ✓ Small incision
- ✗ Multiple incisions
- ✓ Less injuries
- ✗ Less capability

→



ONE STEP BACKWARD

EXISTING SINGLE-PORT ROBOTS

- ✗ Even more injury
- ✗ Even less capability
  - Tiny procedural area
  - Limited motion
  - High cost

→



STUCK AT THE BEGINNING

OPEN SURGERY DOMINANCE

39 million[2] robotic addressable abdominal soft-tissue procedures worldwide per year

>50%[2] are still open surgery

COMPLICATION RATES FROM INCISION	15-20%[1]	1.2%[3]	8.4%[3]	15-20%[1]

WE NEED A SOLUTION THAT IS MINIMALLY INVASIVE AND **MORE CAPABLE**

[1] HERNÁNDEZ-GRANADOS P ET AL, INCISIONAL HERNIA PREVENTION AND USE OF MESH. A NARRATIVE REVIEW. 2018
[2] VICARIOUS ESTIMATES BASED ON LSI DATA. 2020 DATA
[3] MARKS JM ET AL, SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013
[4] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

LIMITATIONS OF ROBOTIC SURGERY TODAY

HIGH COST

Capital and service costs >$2M investment

High upfront cost and burdensome service contracts are often prohibitively expensive, especially for outpatient settings

DIFFICULT TO USE

Steep learning curves and device-specific training requirements

Surgeon is required to "design robot motion" for each procedure: in choosing incision sites, surgeon needs to build a robot for every procedure to operate well and avoid collisions inside and outside the abdomen

LIMITED CAPABILITIES

Ill-suited for many outpatient procedures. Single-port systems have limited capabilities

Limited ability to operate in multiple quadrants, difficulty operating on the ceiling, collisions inside and outside the abdomen, and restricted access to the patient

Existing single port robots increase complications in 8.4%[2] of surgeries with trocar sizes of 2.5cm+

LOW UTILIZATION

Large profile, limited portability, extensive set-up, and OR turnover times

Multi-port systems occupy valuable OR real-estate due to large profile and limited portability

Extensive set up and OR turnover times create inefficiencies and increase cost

THESE LIMITATIONS RESULT IN ONLY

3.2%

PENETRATION OF PROCEDURES ADDRESSED BY LEGACY ROBOTS[1]

[1] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS AND PUBLIC FILINGS

[2] MARKS JM ET AL. SINGLE INCISION LAPAROSCOPIC CHOLECYSTECTOMY IS ASSOCIATED WITH IMPROVED COSMESIS SCORING AT THE COST OF SIGNIFICANTLY HIGHER HERNIA RATES. 2013

03 | # OUR SOLUTION





THE SYSTEM

9 DEGREES OF FREEDOM PER ARM	**1.5cm** SINGLE INCISION[1]	**360** DEGREES VIEW
5-10x LOWER CAPITAL COST[2]		**7** YEARS OF R&D
30+ PATENTS ISSUED AND PENDING[3]	**34″ wide** FITS THROUGH ANY STANDARD DOOR	**28** SENSORS PER ARM INSIDE PATIENT

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION
[2] AS COMPARED TO LEGACY SURGICAL ROBOTS; VICARIOUS MANUFACTURING DATA AND VICARIOUS ESTIMATES FROM PUBLIC FILINGS
[3] INCLUDING PROVISIONAL APPLICATIONS


TROCAR SIZE
VICARIOUS SURGICAL ROBOT
1.5CM[1]
EXISTING SINGLE PORT ROBOTS
2.5CM
3D SCREEN
PROPRIETARY SOFTWARE
SURGEON CONSOLE
PATIENT CART
CAMERA AND INSTRUMENT ARMS

LESS INVASIVE WHILE MAXIMIZING CAPABILITIES

INCISION

ONE 1.5CM[1] TROCAR



2 robotic arms and 1 camera through 1 incision

In and out; less collateral damage; small scar

MOTION

HUMAN EQUIVALENT



VIDEO LINK

9 degrees of freedom per arm

Full replication of surgeon's upper body: wrists, elbows, and shoulders

2 robotic arms mapped to the surgeon's own arms

REACH

ANYWHERE[2]



VIDEO LINK

Unprecedented dexterity through the same incision

VISIBILITY

EVERYWHERE[2]



Natural view in any and all directions—see in 360º

MOBILITY

PORTABLE



Fits through a standard door; faster set up/break down time

[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION
[2] WITHIN THE ABDOMINAL CAVITY

SIZE

Simple, portable, and capable—the Vicarious Surgical robot fits through a standard door and can fit into surgical facilities without construction buildout



VICARIOUS SURGICAL ROBOTS

LEGACY SURGICAL ROBOTS

360° REACH AND VIEW

The Vicarious Surgical robot can work anywhere in the abdomen through a 1.5cm[1] incision

The 9 decoupled actuators in each arm provide unprecedented dexterity inside of an ultra thin support tube


LIMITED
WORKING
AREA

LEGACY SINGLE PORT ROBOTS

Limited area where the surgeon can work


LARGE
WORKING
AREA

VICARIOUS SURGICAL

Surgeon has full access to work within the abdomen



[1] VICARIOUS SYSTEM IS CAPABLE OF INCISION SIZES AS LOW AS 1.2CM. CURRENT DISPOSABLES REQUIRE 1.8CM INCISION. VICARIOUS IS DEVELOPING AND EXPECTS TO LAUNCH DISPOSABLES REQUIRING 1.5CM INCISION

SENSING AND VISUALIZATION

3D DEPTH MAPPING

FULL MOTION TRACKING

FORCE SENSING + FEEDBACK AT EVERY JOINT

4K HIGH FRAME RATE

WIDE FOV

AUTOFOCUS

TONE ADJUSTING LIGHTING

HEAD MOUNTED DISPLAY[1]


VICARIOUS
SURGICAL

[1] WHILE CAPABLE OF HEAD MOUNTED DISPLAY CURRENTLY, MAY REQUIRE CLINICAL DATA FOR LAUNCH

ECONOMICS

Advanced engineering enables sterile portion to be **disposable** with competitive cost structure

- 3D printed and injection molded parts with polymer fiber cables
- Decoupled actuators enable polymer cables and parts, **lowering part costs vs traditional manufacturing over 5-10x**[1]
- Enables **sterile portions of robot to be fully disposable**
- Closed loop feedback enables high force capability with polymer cables, **enabling most abdominal procedures**

Capital equipment is primarily non-robotic as robotic motion happens from inside the patient

- Cost of goods of capital equipment is significantly lower than competing products[1]



[1] BASED ON QUOTED PRODUCTION PARTS FROM VICARIOUS SUPPLIERS

MARKET RESEARCH FEATURES

Surgeons and administrators reacted positively to the features that our surgical robot provides. Their favorite features are **unique to our technology**

> I like it because it can articulate in 360º and provides a camera that allows for instruments to always be in view
>
> **- GENERAL SURGEON, COMMUNITY HOSPITAL**

> This is what I call a real generation ahead of everything. This is much better than what currently exists
>
> **- GENERAL SURGEON, ACADEMIC MEDICAL CENTER**

SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM

1 | 360º REACH PROVIDES ACCESS TO ENTIRE ABDOMEN

2 | FULLY ARTICULATING JOINTS ALLOW FOR 9 DEGREES OF FREEDOM

3 | REAL-TIME 4K 3D VISUALIZATION WITH WIDE FIELD OF VIEW


VICARIOUS DELIVERS:
1 | 360º reach provides access to entire abdomen
2 | Fully articulating joints allow for 9 degrees of freedom
3 | Real-time 4K 3D visualization with wide FOV
4 | More space efficient than existing solutions
5 | Future AI capabilities
6 | Compact and portable parts for easy access around patients
7 | Future pipeline includes advanced sensing and data collection
8 | Enables remote training and tele-surgery
9 | Ergonomic design
-3
-2
-1
0
1
2
3
STRONG NEGATIVE IMPACT
STRONG POSITIVE IMPACT

MARKET RESEARCH COMPETITOR COMPARISON

Independent blinded study with surgeons and hospitals shows over 4 out of 5 score (very easy sell), **well above competing solutions**



4.8
COMPARED TO MANUAL MINIMALLY INVASIVE SURGERY
4.2
COMPARED TO LEGACY SURGICAL ROBOTS
5 | Major Breakthrough
VERY EASY SELL
4 | Important Advance
STRONG SELLING POSITION
3 | Minor Improvement
NEEDS STRONG MARKETING
2 | Minor Change
RECONSIDER LAUNCH
1 | No Benefit

SOURCE: BLINDED STUDY PERFORMED BY THIRD PARTY RESEARCH FIRM

FDA DESIGNATED BREAKTHROUGH TECHNOLOGY

Our product is the **only surgical robot** to receive a breakthrough designation from the FDA indicating that they agree with our product's potential for clinical benefit[1]

CMS has a well-established pathway to reimbursement post clearance:

> "[An] unfettered path to coverage, beginning as soon as the same day as FDA market authorization for breakthrough devices"
>
> **- CENTERS FOR MEDICARE AND MEDICAID SERVICES[2]**

> "[CMS will] provide national Medicare coverage as early as the same day as Food and Drug Administration (FDA) market authorization for breakthrough devices and coverage would last for 4 years"
>
> **- CENTERS FOR MEDICARE AND MEDICAID SERVICES[2]**

- Agreement for clearance with prioritized review[3]
- Hospital reimbursement may be higher for using breakthrough devices
- Senior leadership review of application from beginning
- Ability to charge for the device before having FDA clearance as an investigational device



[1] AS OF THE DATE OF THIS PRESENTATION, VICARIOUS IS NOT AWARE OF ANY SURGICAL ROBOTICS COMPANY THAT HAS ANNOUNCED RECEIVING BREAKTHROUGH DESIGNATION FOR A FULL ROBOTICS SYSTEM

[2] HTTPS://WWW.CMS.GOV/NEWSROOM/FACT-SHEETS/MEDICARE-COVERAGE-INNOVATIVE-TECHNOLOGY-CMS-3372-F

[3] VICARIOUS HAS YET TO FORM THIS AGREEMENT WITH THE FDA


VICARIOUS

04

OUR PATHWAY TO COMMERCIALIZATION

EXPECTED ROADMAP



DEVELOPMENT AND REGULATORY
COMMERCIAL AND GROWTH
2021
2022
2023
2024
2025
Launch of Early Adopter Program with KOL Surgeons
Target Business Combination
Filing FDA Presubmission
Beta 1
Cleanroom Setup
Center of Excellence Agreement Executed
Beta 2
Manufacturing Cleanroom Validated
Simulator Launch
First V1.0 Unit Built
Verification & Validation Start
V&V Cadaver Study Complete
ISO 13485 Certification
Summative Usability Testing/ Cadaver Simulated Use Complete
Verification & Validation Complete
FDA 510(k) Submission for Ventral Hernia Repair
Obtaining NRTL Mark
Clip Applying and Vessel Sealing Launch
100th Unit Shipped

NOTE: ACTUAL MILESTONES AND TIMELINE MAY VARY AS CERTAIN ACTIVITIES ARE BEYOND VICARIOUS' CONTROL

REGULATORY STRATEGY

Our regulatory strategy enables expedited filing while reducing risk by adopting a **phased and scalable approach**

510(k) clearance is focused on proving **substantial equivalence** of technology compared to an existing predicate device


VENTRAL HERNIA
Initial launch of core product offering focused on 360º access and visualization for Ventral Hernia repair
Verification and Validation
510(k) Filing
2023
2024
ADDITIONAL INDICATIONS & INSTRUMENTS
Product and indication expansion using clinical data collected in parallel to initial product offering clearance
Verification and Validation
Clinical Data
510(k) Filing

THIS REGULATORY PLAN HAS NOT BEEN REVIEWED BY THE FDA: CLEARANCE WILL DEPEND ON BOTH DATA VICARIOUS SURGICAL PROVIDES AS WELL AS THE FDA'S AGREEMENT WITH VICARIOUS SURGICAL'S PLAN TO DEMONSTRATE SUBSTANTIAL EQUIVALENCE OF TECHNOLOGY

05

OUR MARKET, OUR POTENTIAL


VICARIOUS

FIRST INDICATION: VENTRAL HERNIA

MARKET SIZE[1]



0.9M
US VENTRAL HERNIA CASES
3.3M
OUTSIDE US VENTRAL HERNIA CASES

[1] VICARIOUS ESTIMATES FROM LSI MARKET DATA, INCLUDES INCISIONAL AND UMBILICAL HERNIA CASES. 2020 DATA
[2] HTTPS://WWW.CMS.GOV/NEWSROOM/FACT-SHEETS/MEDICARE-COVERAGE-INNOVATIVE-TECHNOLOGY-CMS-3372-F
[3] MEDICARE.GOV CODES 49652, 49654, 49654+BILATERAL 15734
[4] LAVANCHY ET AL: LONG-TERM RESULTS OF LAPAROSCOPIC VERSUS OPEN INTRAPERITONEAL ONLAY MESH INCISIONAL HERNIA REPAIR. 2018
[5] J. A. WEGDAM ET AL, SYSTEMATIC REVIEW OF TRANSVERSUS ABDOMINIS RELEASE IN COMPLEX ABDOMINAL WALL RECONSTRUCTION. 2018

EXISTING MEDICARE REIMBURSEMENTS

CMS provides an "unfettered path to coverage, beginning as soon as the same day as FDA market authorization for breakthrough devices"[2]

MEDICARE REIMBURSEMENT FOR EACH PROCEDURE[3]

(WITHOUT ANY BENEFITS FROM BREAKTHROUGH STATUS, HOSPITAL OUTPATIENT + SURGEON)

PROCEDURE TYPE	REIMBURSEMENT	RECURRENCE RATE
Simple Repair	$5,615	20%[4]
Incisional Hernia Repair	$9,301	20%[4]
Complex Abdominal Wall Repair	$13,227	4%[5]

AMOUNTS SHOWN ARE AVERAGE TOTALS PAID TO HOSPITAL AND SURGEON FOR EACH PROCEDURE IN 2020

OUR FUNDAMENTAL ADVANTAGE



Legacy robots struggle to work on the abdominal wall



Our system easily operates on the "ceiling" of the abdominal cavity

INITIAL ADDRESSABLE MARKET



~11.5M GALLBLADDER PROCEDURES[4]
(~2.3M US)
39M
ABDOMINAL PROCEDURES ADDRESSABLE BY VICARIOUS[7]
~7.0M ALL OTHER HERNIA[3]
(~1.5M US)
ADDRESSABLE PROCEDURES
TOTAL INITIAL ADDRESSABLE MARKET
$136B[6]
~4.1M VENTRAL HERNIA[1]
(~0.9M US)
~2.7M HYSTERECTOMY[2]
(~0.6M US)
~13.4M GI PROCEDURES[5]
(~2.8M US)
TARGET LAUNCH
2023
2024
2025
2026
2027

GENERAL SURGERY GYNECOLOGY

[1] INCLUDES INCISIONAL HERNIA AND UMBILICAL, VICARIOUS ESTIMATES FROM LSI WW 2020 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[2] HYSTERECTOMY, OOPHORECTOMY, COLPOPEXY, LSI WW 2020 DATA
[3] VICARIOUS ESTIMATES FROM LSI WW 2020 DATA, INCLUDES SOME PATIENTS WHO CHOSE TO NOT HAVE HERNIAS REPAIRED WITH LEGACY TECHNIQUES
[4] LSI WW 2020 DATA
[5] COLORECTAL, SMALL BOWEL, BARIATRIC, ESOPHAGEAL, BARIATRIC, STOMACH (NON-ENDOSCOPIC), LSI WW 2020 DATA
[6] VICARIOUS ESTIMATES FROM DATA SOURCED FROM LSI MARKET SIZE ANALYSIS 2020 DATA AND PUBLIC FILINGS. INCLUDES ONLY PROCEDURES THAT COULD BE ADDRESSED BY VICARIOUS THROUGH 2027. ASSUMES $3506 REVENUE PER PROCEDURE CURRENTLY REALIZED BY LEGACY ROBOTIC COMPANY.
[7] VICARIOUS ESTIMATES FROM LSI MARKET DATA, 2020 DATA

FINANCIAL PROJECTIONS

Significant revenue potential with modest adoption: $1bn in revenue by 2027 with under 1% adoption

Growing relevance of consumables as installed base expands

REVENUES & GROSS MARGIN



REVENUE $M
GROSS MARGIN %
1,200
1,000
800
600
400
200
0
100
83
66
50
33
16
0
80%
79%
80%
78%
80%
2023
2024
2025
2026
2027
SERVICE AND DISPOSABLES REVENUE
SYSTEM REVENUE
GROSS MARGIN

INSTALLED BASE



OF UNITS
1100
1000
900
800
700
600
500
400
300
200
100
0
2023
2024
2025
2026
2027
UNITS INSTALLED

MARKET PENETRATION



OF PROCEDURES (K)
MARKET PENETRATION %
180
160
140
120
100
80
60
40
20
0
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
2023
2024
2025
2026
2027
PROCEDURAL VOLUME
MARKET PENETRATION

SOURCE: VICARIOUS ESTIMATES

THE ASSUMPTIONS AND ESTIMATES UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE INHERENTLY UNCERTAIN AND ARE SUBJECT TO A VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC, REGULATORY AND COMPETITIVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE PROSPECTIVE FINANCIAL INFORMATION. PROJECTIONS ARE INHERENTLY UNCERTAIN DUE TO A NUMBER OF FACTORS OUTSIDE OF D8'S AND VICARIOUS' CONTROL. ACCORDINGLY, THERE CANNOT BE ASSURANCE THAT THE PROSPECTIVE RESULTS ARE INDICATIVE OF FUTURE PERFORMANCE OF THE COMBINED COMPANY AFTER THE PROPOSED BUSINESS COMBINATION OR THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY FROM THOSE PRESENTED IN THE PROSPECTIVE FINANCIAL INFORMATION. INCLUSION OF THE PROSPECTIVE FINANCIAL INFORMATION IN THIS PRESENTATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY ANY PERSON THAT THE RESULTS CONTAINED IN THE PROSPECTIVE FINANCIAL INFORMATION WILL BE ACHIEVED.

SELECT PUBLIC REFERENCES

		ENTERPRISE VALUE	EV/REVENUE 2024E	EV/REVENUE 2025E[1]	REVENUE CAGR 2023E-2025E[1]
HIGH GROWTH MED-TECH	EARGO, INARI MEDICAL, Inspire Sleep Apnea Innovation, pulmonx, NANOX, Outset Better begins now., SILK ROAD MEDICAL	–	10.2x	10.4x	23.1%
DISRUPTIVE HC TECHNOLOGIES	10x GENOMI, AbCellera, Adaptive biotechnologies, amwell, BERKELEY LIGHTS, GUARDANT, TELADOC.	–	16.3x	13.5x	22.0%
OTHER SURGICAL ROBOTICS	INTUITIVE	$92.0B	12.1x	11.1x	11.9%
VICARIOUS SURGICAL	VICARIOUS SURGICAL	$1.1B	8.4x IMPLIED MULTIPLE	3.1x IMPLIED MULTIPLE	>300%

SOURCE: COMPANY FILINGS, FACTSET AS OF 4/13/2021
NOTE: EV / REVENUE FOR HIGH-GROWTH MEDTECH AND DISTRUPTIVE HC TECHNOLOGIES REFER TO SIMPLE AVERAGES

[1] EXCLUDES SILK ROAD MEDICAL AND NANO-X DUE TO LACK OF PROJECTED 2025E SALES BY RESEARCH ANALYSTS

TRANSACTION OVERVIEW

Vicarious is preparing to go public through a business combination with D8 and is raising $115 million[1] through a PIPE to further support long-term development plans

Vicarious and D8 announced a definitive business combination agreement on April 15th, 2021. D8 is raising $115 million[1] of capital through a Private Investment in Public Equity ("PIPE") at $10.00 per share, which will close substantially concurrently with the business combination

D8

D8 is a special purpose acquisition corporation ("SPAC") seeking a business combination with a company that applies technology and innovation to disrupt large addressable markets

VICARIOUS SURGICAL

Vicarious is a next-generation robotics technology company using a combination of proprietary human-like surgical robots and advanced visualization to transport surgeons inside the patient to perform minimally invasive surgery

($ IN MILLIONS EXCEPT FOR SHARE PRICE)

SOURCES

Vicarious Rollover Equity	$1000
D8 Cash Held in Trust[2]	$345
PIPE New Equity	$115
Total Sources	**$1460**

USES

Equity Consideration to Vicarious Shareholders	$1000
Cash to Balance Sheet	$427
Estimated Transaction Expenses	$33
Total Uses	**$1460**

PRO FORMA VALUATION

Share Price	$10.00
PF Shares Outstanding[2,3]	154.6
Equity Value	**$1546**
+ Debt[4]	0
- Pro Forma Cash[5]	(427)
Enterprise Value	**$1119**

PRO FORMA OWNERSHIP[2]



VS SHAREHOLDERS 64.7%
D8 PUBLIC SHAREHOLDERS 22.3%
PIPE INVESTORS 7.4%
D8 SPONSOR 5.6%

[1] ORIGINAL PIPE TRANSACTION TARGETED $100 MILLION

[2] ASSUMES NO REDEMPTIONS

[3] ESTIMATED FULLY DILUTED SHARES OUTSTANDING IN MILLIONS. EXCLUDES D8 WARRANTS

[4] DOES NOT CONSIDER EXISTING VICARIOUS' FINANCIAL DEBT BALANCE, IF ANY; FINAL FIGURES MAY DIFFER

[5] DOES NOT CONSIDER EXISTING VICARIOUS' CASH BALANCE, IF ANY; FINAL FIGURES MAY DIFFER

THANK YOU



VICARIOUS SURGICAL
78 Fourth Avenue
Waltham, MA, 02451

vicarioussurgical.com
+1.617.868.1700